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                                                                 EXhibit 10.7(b)

          REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT
                      AND ENVIRONMENTAL INDEMNITY AGREEMENT

          THIS REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT (this "Reaffirmation"), dated as of March 24, 2004, to be effective as of December 1, 2003 (the "Effective Date"), is executed by SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation ("Guarantor"), for the use and benefit of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").

                                    RECITALS

          A. On or about June 2, 2000, Lender made a $31,000,000.00 loan (the "Original Loan") to Sonesta Beach Resort Limited Partnership, a Delaware limited partnership ("Borrower").

          B. The Original Loan is (i) evidenced by a Consolidated and Renewed Promissory Note dated May 30, 2000, in the original principal amount of the Original Loan executed by Borrower to the order of Lender (the "Note"), (ii) secured by, among other things, a Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 (the "Mortgage"), executed by Borrower for the benefit of Lender, encumbering certain real property and improvements thereon commonly known as the Sonesta Beach Resort, Key Biscayne, Florida, more particularly described in the Mortgage (the "Property") and recorded on June 2, 2000, with the Clerk of Dade County, Florida, at Official Records Book 19137, Page 1265, and (iii) guaranteed as to certain obligations by Guarantor pursuant to a Limited Guaranty Agreement dated as of May 30, 2000 (the "Guaranty").

          C. In connection with the Original Loan, Borrower and Guarantor also executed that certain Environmental Indemnity Agreement dated as of May 30, 2000 (the "Environmental Indemnity").

          D. The Note, the Mortgage and each other document executed by Borrower and evidencing or securing the Original Loan, are referred to herein, collectively, as the "Loan Documents."

          E. On or about the date hereof, but effective as of the Effective Date, Lender and Borrower are amending certain terms and provisions of the Note, the Mortgage and certain other of the Loan Documents pursuant to a Mortgage and Loan Modification Agreement dated as of the date hereof (the "Modification Agreement") executed by Lender and Borrower to, among other things, alter certain of the interest rate and payment provisions set forth in the Note (the "Restructure").

          F. As a condition of Lender's willingness to enter into the Restructure and to execute the Modification Agreement, Lender has required that Guarantor execute this Reaffirmation.

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          NOW THEREFORE, in consideration of the Restructure, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                    AGREEMENT

          1. All references to the term "Note" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Note, as amended by the Modification Agreement.

          2. All references to the term "Mortgage" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Mortgage, as modified by the Modification Agreement.

          3. All references to the term "Loan Documents" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Loan Documents, as modified by the Modification Agreement.

          4. Guarantor hereby consents to (a) the Restructure, (b) each and every provision of the Note, as modified by the Modification Agreement, (c) each and every provision of the Mortgage, as modified by the Modification Agreement, and (d) each and every provision of the Loan Documents, as modified by the Modification Agreement.

          5. Guarantor hereby agrees that all of the terms and provisions of the Guaranty and the Environmental Indemnity, as modified hereby, are hereby ratified and reaffirmed, and Guarantor hereby acknowledges the validity and enforceability thereof.

          6. Guarantor hereby re-makes each and every representation of Guarantor to Lender contained in Section 1 of the Environmental Indemnity.

          7. Except as expressly modified herein, the terms and conditions of the Environmental Indemnity and Guaranty shall remain unmodified and in full force and effect.

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          IN WITNESS WHEREOF, Guarantor has executed this Reaffirmation as of the date first above written.

                                         GUARANTOR:

                                         SONESTA INTERNATIONAL HOTELS
                                         CORPORATION, a New York corporation


                                         By: /S/
                                             -----------------------------------
                                             Peter J. Sonnabend, Vice President

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